Exhibit 10.3

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of May 3, 2024 (this “Amendment No. 1”), is by and among KIMCO REALTY OP, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, and TD BANK, N.A., as administrative agent for the Lenders defined below (the “Administrative Agent”). Reference is made to that certain Term Loan Agreement dated as of January 2, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested certain changes to the Credit Agreement and the Lenders are willing to make such changes on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
AMENDMENT TO CREDIT Agreement. As of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by inserting the following definitions after the definition of “PBGC”:

“Permitted Convertible Indebtedness”: senior convertible or exchangeable debt securities of Kimco or the Ultimate Parent (a) that are unsecured, (b) that do not have the benefit of any Guarantee Obligation of any Subsidiary of Kimco, (c) that are not subject to any sinking fund or any prepayment, redemption or repurchase requirements, whether scheduled, triggered by specified events or at the option of the holders thereof (but excluding, for the avoidance of doubt, any redemption right at the option of the obligor of the Permitted Convertible Indebtedness) (it being understood that none of (i) a “change in control” or “fundamental change” or similar put, (ii) a right to convert or exchange such securities into common stock of the Ultimate Parent, cash or a combination thereof or (iii) an acceleration upon an event of default will be deemed to constitute such a sinking fund or prepayment, redemption or repurchase requirement) and (d) that are settled upon conversion or exchange by the holders thereof in cash or shares of common stock of the Ultimate Parent or any combination thereof (including convertible securities that require payment of at least the principal thereof in cash upon a conversion or exchange).

“Permitted Convertible Indebtedness Hedging Agreement”: (a) a Swap Agreement pursuant to which Kimco or the Ultimate Parent acquires a call or a capped call option requiring the counterparty thereto to deliver to Kimco or the Ultimate Parent common stock of the Ultimate Parent, the cash value of such shares or a combination thereof from time to time upon exercise of such option and (b) if entered into by Kimco or the Ultimate Parent in connection with any Swap Agreement described in clause (a) above, a Swap Agreement pursuant to which Kimco or the Ultimate Parent issues to the counterparty thereto warrants to acquire common stock of the Ultimate Parent (or a substantively equivalent derivative transaction) in each case, entered into by Kimco or the Ultimate Parent in connection with, and prior to or concurrently with, the issuance of any Permitted Convertible Indebtedness.

(b) Section 7.7(c) of the Credit Agreement is amended by adding the following to the end of such clause before the period:

“, and except for any Permitted Convertible Indebtedness or any Permitted Convertible Indebtedness Hedging Agreements.”

(c) Article VIII(e) is amended by adding the following to the end of such clause after the semi-colon:

“and provided, further, that neither the conversion or exchange of Permitted Convertible Indebtedness by the holders or beneficial owners thereof, nor the satisfaction of any conditions precedent to the conversion or exchange right of such holders or owners, nor any mandatory or optional redemption (or calling for redemption) of any Permitted Convertible Indebtedness, shall constitute a default, event or condition described in this paragraph (e), regardless of the settlement method applicable to the conversion or exchange or redemption of any such Permitted Convertible Indebtedness;”

SECTION 2.
REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In connection with this Amendment No. 1, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i) The Borrower has the corporate power and authority , and the legal right, to make, deliver and perform each of this Amendment No. 1 and the Credit Agreement, as amended by this Amendment No. 1 (the “Amended Credit Agreement”) (collectively, the “Amendment Documents”), and the Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment No. 1. This Amendment No. 1 has been duly executed and delivered on behalf of the Borrower; and

(ii) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the date hereof and will be true on and as of the Amendment Effective Date (after giving effect to the inclusion of this Amendment No. 1 as a “Loan Document’) as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 3.
CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

A.
The Administrative Agent (or its counsel) shall have received from each of the Ultimate Parent, the Borrower, the Administrative Agent and Lenders constituting the Required Lenders, either (x) a counterpart of this Amendment No. 1 signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment No. 1 by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment No. 1; and
B.
The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which the Borrower is responsible pursuant to Section 10.5 of the Credit Agreement and for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), incurred in connection with this Amendment No. 1.
C.
The representations and warranties of the Borrower in Section 2 are true and correct.
D.
At the time of and immediately after effectiveness of this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing.

Upon satisfaction of the foregoing conditions, the Administrative Agent shall deliver written notice to the Borrower and the Lenders of the Amendment Effective Date.

SECTION 4.
ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTOR

The Ultimate Parent (for purposes of this Amendment No. 1, the “Guarantor”) has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of the Guarantor under the Parent Guarantee dated as of January 2, 2024 (the “Guaranty”) and each of the other Loan Documents to which the Guarantor is a party shall not be impaired by this Amendment No. 1, and each of the Guaranty and the other Loan Documents to which the Guarantor is a party is, and shall continue to be, in full force and effect immediately after giving effect to this Amendment No. 1 and is hereby confirmed and ratified in all respects.

Each of the Guarantor and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 1.

SECTION 5.
MISCELLANEOUS
A.
Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 1 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii) Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or Issuing Lender under the Credit Agreement or any of the other Loan Documents.

(iv) In the event of any conflict between the terms of this Amendment No. 1 and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

B.
Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.
C.
Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D.
Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopy, emailed .pdf or other electronic means in accordance with Section 10.12 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
E.
Jurisdiction; Waivers. The provisions of Section 10.16 and 10.18 of the Credit Agreement shall apply to this Amendment No. 1 and are hereby incorporated by reference.

[Signature Pages Follow]

[Lender Signature Pages on File with Administrative Agent]